COMMITMENTS AND CONTINGENCIES - DIAMOND S SHIPPING INC. AND SUBSIDIARIES	6 Months Ended
Jun. 30, 2019
Diamond S Shipping
Loss Contingencies [Line Items]
COMMITMENTS AND CONTINGENCIES

16.         COMMITMENTS AND CONTINGENCIES

Commitments — In July 2019, the Company amended two of its scrubber contracts, which are disclosed in the 2018 Financial Statements, whereby the contracted cost of each increased by $470 and is payable in five equal installments, quarterly, after the scrubbers are installed.

Contingencies — From time to time, the Company may be subject to legal proceedings and claims in the ordinary course of its business. Such claims, even if lacking merit, could result in the expenditure of significant financial and managerial resources. The Company is not aware of any legal proceedings or claims that is believes will have, individually or in the aggregate, a material effect on the Company, its financial condition, results of operations or cash flows.